UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2013

Crown Castle International Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-16441	76-0470458
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

1220 Augusta Drive, Suite 500 Houston, TX	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Crown Castle International Corp. hereby amends its Form 8-K filed on May 28, 2013 (“Initial Report”) as set forth in this Amendment No. 1 on Form 8-K/A to incorporate the information set forth in the Initial Report under “Item 1.01– Entry into a Material Definitive Agreement” by reference into “Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers”. This Form 8-K/A does not amend or modify the Initial Report in any other respect.

ITEM 5.02 — DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e) The information set forth under “Item 1.01 – Entry into a Material Definitive Agreement” in the Initial Report is incorporated herein by reference.

ITEM 9.01 -- FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit No.	Description
10.1
2013 Long-Term Incentive Plan (incorporated by reference to the exhibit previously filed by the Registrant as Appendix A to the Definitive Schedule 14A Proxy Statement (File No. 001-16441) on April 8, 2013)

10.2	Amendment to 2004 Stock Incentive Plan, as amended (incorporated by reference to the exhibit previously filed by the Registrant on Form 8-K (File No. 001-16441) on May 28, 2013)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Senior Vice President, Chief Financial Officer and
Treasurer

Date: May 29, 2013

EXHIBIT INDEX

Exhibit No.	Description
10.1
2013 Long-Term Incentive Plan (incorporated by reference to the exhibit previously filed by the Registrant as Appendix A to the Definitive Schedule 14A Proxy Statement (File No. 001-16441) on April 8, 2013)

10.2	Amendment to 2004 Stock Incentive Plan, as amended (incorporated by reference to the exhibit previously filed by the Registrant on Form 8-K (File No. 001-16441) on May 28, 2013)